UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

    FORM 8-K
    CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF
    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event        February 8, 2005
reported):


V. F. Corporation
(Exact Name of Registrant as Specified in Charter)


Pennsylvania                            1-5256             23-1180120
(State or Other Jurisdiction            (Commission        (IRS Employer
of Incorporation)                       File Number)       Identification No.)


105 Corporate Center Boulevard                             27408
Greensboro, North Carolina
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area    336-424-6000
code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and Item 7.01, "Regulation FD Disclosure."

     On February 8, 2005, VF Corporation issued a press release setting forth its full year 2004 earnings. A copy of VF's press release is attached hereto as
Exhibit 99 and hereby incorporated by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits.

                  The following is furnished as an exhibit to this report:

         99       VF Corporation press release dated February 8, 2005.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 V.F. CORPORATION
                                 ----------------
                                   (Registrant)



                                          By:     /s/ Robert K. Shearer
                                             -----------------------------------
                                          Robert K. Shearer
                                          Vice President - Finance & Global
                                          Processes and Chief Financial Officer
                                          (Chief Financial Officer)


Date:  February 8, 2005